UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Semi-Annual Report                                                                  June 30, 2020

Dear Fellow Shareholders,

Total Return	YTD	2019	2018	2017	2016
Pinnacle Value Fund	(20.0)%	10.7%	(11.8)%	(0.1%)	16.5%
Russell 2000	(13.0)	26.5	(11.0)	14.6	21.4
S&P 500	(3.1)%	32.6%	(4.4)%	21.8%	12.0%

(all returns include dividend reinvestment.  Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts).

State of the Market.

The stock market continues to exhibit extreme volatility as it struggles with two competing forces: the ultimate impact of the pandemic on employment, corporate earnings and GDP vs. the massive monetary and fiscal stimulus unleashed by the Fed and US Government.  Q1 saw one of the most rapid market declines in history only to be followed by a strong rebound in Q2 on optimism about vaccines, re-openings and stimulus measures.

Recently, hopes for a quick V shaped recovery have given way to the reality of a more gradual recovery that will probably experience some speed bumps along the way.  We’re already seeing that with the resurgence of Covid-19 cases in states that opened too quickly or where safety protocols are ignored. The optimism of month over month improvements in economic data from the severely depressed levels of March/April may begin to wear off as investors start to focus on where the economy eventually stabilizes. This is a moving target at the moment.

We continue to believe the market is ahead of itself with a serious disconnect between the fortunes of Main Street and Wall Street. While a vaccine may speed the return to pre-pandemic economic activity, significant risks linger including an unrelenting virus, a less robust recovery than investors expect and continuing US- Chinese tensions over Hong Kong sovereignty and trade tariffs. We also believe the market fully reflects the prospects for future stimulus and any shortfall vs. expectations will face a harsh reckoning. A fundamental question is perception vs. reality.

We expect the volatility of recent months to continue.  We recently asked an astute shareholder what he thinks of the volatility. He replied “Volatility is our friend.  It provides an opportunity to buy equities at favorable prices. This allows us to build meaningful long term positions which we aspire to do as value investors”.  We agree with him and have been net buyers of undervalued stocks on most down days. While optimistic by nature we like the prices we see when Mr. Market is most pessimistic.

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Performance Update

After outperforming the R2000 benchmark in Q1 we underperformed in Q2 leaving six month results at down 20%.  As a major Fund shareholder, my personal stake felt the direct impact of these results.  Most of the disruption came from lower prices impacting our larger positions. We remain optimistic about Fund prospects. Bristow Group provides helicopter services to offshore energy platforms and government funded search and rescue efforts. Their recent merger with ERA Group should produce substantial synergies and higher earnings.  Dorian LPG operates a fleet of marine tankers to transport propane and butane to consumer and industrial users worldwide, a market that continues to grow. Gulf Island Fabrication is run by a new CEO who is making long over due changes to return to profitability.  We added to most of these positions during the decline believing that operational and strategic changes will set the stage for better results ahead.  Most of the major contributors to performance on the next page are quality names we bought during the depths of the downturn at good values which have rebounded nicely.

In addition to adding to our existing positions, we also established new positions in several sectors.  New industrial names include: Preformed Line Products (telecom equipment), Hurco (machine tools), Culp (fabrics), Potlatch Deltic (timber & lumber), Graham (heat transfer equipment), AstroNova (specialty printers) and Perceptron (industrial metrology).  New transportation names include Patriot Transport (tank trucks) and Kirby (inland waterway & ocean barge transport).  New financial names include Mercury General (auto insurance) and PCB Bancorp and OP Bancorp, two California banks. New consumer names include Crown Crafts (infant bedding), Shoe Carnival (shoe retailer) and a few furniture firms that should benefit from the work at home/ nesting theme- Hooker Furniture, Haverty Furniture and Ethan Allen.  Finally, you’ll notice two technology firms, Benchmark Electronics and Kimball Electronics, which are well run electronic contract manufacturers that assemble components for various devices.

By now you should have received your quarter end statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash when opportunities become available and are searching diligently for such opportunities.  Your portfolio manager continues to buy Fund shares and remains a major shareholder.

John E. Deysher                                                                                               Pinnacle Value Fund

President & Portfolio Manager                                                                      745 Fifth Ave.- 2400

212-605-7100                                                                                                    New York,  NY  10151

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS	% net assets
1. Bristow Group- helicopter services	9.9%
2. Dorian LPG- fleet of liquid petroleum gas tankers	6.9
3. Williams Industrial Services- engineering/design/construction	5.0
4. Gulf Island Fabrication- marine goods & services	4.7
5. Weyco Group- shoe retailer & wholesaler	3.1
6. Buckle- young adult apparel retailer	2.9
7. Flexsteel – residential furniture producer	2.8
8. Powell Industries- electrical equipment & services	2.7
9. Costar Technologies- security hardware & systems	2.3
10. Sprott Junior Gold Miner ETF	2.2
Total	42.5%

YTD TOP 5 Contributors (includes dividends)
1. Shoe Carnival	0.4%
2. LSI Industries	0.3
3. Granite Construction	0.2
4. Sprott Gold Miners ETF	0.2
5. Preformed Line Products	0.1%

YTD TOP 5 Detractors (net of dividends received)
1. Bristow Group	-6.2%
2. Dorian LPG	-5.3
3. Seacor Marine	-3.3
4. Gulf Island Fabrication	-2.9
5. Buckle Inc.	-1.3%

SECURITY CLASSIFICATIONS
Government Money Market Funds	33.0%
Transportation	18.9
Consumer Goods & Services	12.0
Construction & Fabrication	10.3
Industrial Goods & Services	8.7
Closed end & Exchange Traded Funds	4.4
Energy	3.6
Insurance	3.2
Real Estate	1.8
Banks & Thrifts	1.5
Financial Services	1.3
Technology	1.3
Total	100.0%

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Schedule of Investments
June 30, 2020 (Unaudited)

Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textile
38,183	Crown Crafts, Inc.	$ 173,883	$ 187,479
15,100	Culp, Inc.	109,281	130,011
		283,164	317,490	1.29%
Banks & Thrifts
12,507	Hope Bancorp, Inc.	45,240	115,315
17,362	OP Bancorp	120,523	119,798
13,600	PCB Bancorp	137,015	140,080
		302,778	375,193	1.52%
Construction & Fabrication
376,594	Gulf Island Fabrication, Inc. *	2,192,321	1,156,144
1,144	Granite Construction, Inc.	11,419	21,896
2,600	Preformed Line Products Co.	100,111	130,026
941,763	Williams Industrial Service Group, Inc. *	1,521,442	1,233,710
		3,825,293	2,541,776	10.29%
Energy
71,184	Permian Basin Royalty Trust	368,760	234,907
2,093	Sabine Royalty Trust	52,145	58,018
150,441	San Juan Basin Royalty Trust	572,753	343,005
100,690	Seacor Marine Holdings, Inc. *	982,522	256,759
		1,976,180	892,689	3.61%
Financial Services
41,289	BKF Capital Group, Inc. (a) *	544,385	331,138	1.34%

Furniture & Fixtures
9,353	Ethan Allen Interiors, Inc.	98,297	110,646
53,970	Flexsteel Industries, Inc.	723,293	681,641
7,200	Hooker Furniture Corp.	96,884	140,040
		918,474	932,327	3.78%
Insurance
110,311	First Acceptance Corp. *	91,075	77,218
30,000	Genworth Financial, Inc. Class A *	87,875	69,300
10,192	Independence Holding Co.	50,650	311,773
6,233	Kansas City Life Insurance Co.	239,205	163,305
3,230	Mercury General Corp.	115,908	131,623
3,041	National Security Group, Inc. (a)	23,326	40,597
100	ProSight Global, Inc. *	1,433	890
		609,472	794,706	3.22%
Power Equipment
10,400	AstroNova, Inc.	90,203	82,784
8,114	Graham Corp.	96,647	103,372
4,900	Hurco Cos., Inc.	125,778	137,053
4,157	LSI Industries, Inc.	11,327	26,896
24,420	Powell Industries, Inc.	525,077	668,864
		849,032	1,018,969	4.13%
Real Estate
3,000	FRP Holdings, Inc. *	97,731	121,740
6,207	Getty Realty Corp.	78,209	184,224
3,100	Potlatchdeltic Corp.	79,035	117,893
3,255	Regency Affiliates, Inc. (a)	12,760	15,998
		267,735	439,855	1.78%

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (Continued)
June 30, 2020 (Unaudited)

Shares/Principal Amount		Basis	Market Value	% of Net Assets

Retail
8,200	Haverty Furniture Cos., Inc.	$ 91,878	$ 131,200
3,100	Shoe Carnival, Inc.	50,802	90,737
46,031	The Buckle, Inc.	693,094	721,766
35,118	Weyco Group, Inc.	841,828	758,198
		1,677,602	1,701,901	6.89%
Security Services
63,921	Costar Technologies, Inc. (a) *	453,999	575,289	2.33%

Steel Works, Blast Furnaces, & Rolling Mills
77,179	Friedman Industries, Inc.	434,469	389,754
14,772	Universal Stainless & Alloy Products, Inc. *	115,631	127,039
		550,100	516,793	2.09%
Technology
7,000	Benchmark Electronic, Inc.	143,774	151,200
16,420	Perceptron, Inc. *	47,235	54,350
9,321	Kimball Electronics, Inc. *	100,152	126,206
		291,161	331,756	1.34%
Transportation
175,038	Bristow Group, Inc. *	3,767,551	2,438,279
220,860	Dorian LPG Ltd. *	1,526,625	1,709,456
102,243	FreightCar America, Inc. *	408,413	126,781
2,500	Kirby Corp. *	103,712	133,900
30,842	Patriot Transportation Holdings, Inc.	377,879	256,914
		6,184,180	4,665,330	18.89%

Total for Common Stock		$18,733,555	$15,435,212	62.50%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	55,819
15,600	Sprott Gold Miners ETF *	285,099	492,960
14,140	Sprott Junior Gold Miners ETF *	333,146	538,593

Total for Closed-End & Exchange Traded Funds		$ 675,015	$ 1,087,372	4.40%

WARRANTS

Energy
9,414	Tidewater, Inc. *	18,035	4,425
13,355	Tidewater, Inc. Class A *	94,078	7,345
14,438	Tidewater, Inc. Class B *	84,269	5,612

Total for Warrants		$ 196,382	$ 17,382	0.07%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 0.09% **	1,000,000	1,000,000
7,457,042	First American Government Obligation Fund Class Z 0.06% **	7,457,042	7,457,042

Total for Short Term Investments		$ 8,457,042	$ 8,457,042	34.24%

	Total Investments	$28,061,994	$24,997,008	101.21%

	Liabilities in excess of other assets		(299,053)	(1.21)%

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BERTOLET CAPITAL TRUST

Net Assets	$24,697,955	100.00%

 (a) Level 2 Security

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at June 30, 2020.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2020 (Unaudited)

Assets:
Investment Securities at Market Value	$ 24,997,008
(Identified Cost $28,061,994)
Receivables:
Dividends and Interest	8,196
Prepaid Expenses	13,619
Total Assets	25,018,823
Liabilities:
Payable to Advisor	285,713
Due to Custodian	9,000
Accrued Expenses	26,155
Total Liabilities	320,868
Net Assets	$ 24,697,955

Net Assets Consist of:
Paid-In Capital	$ 27,615,937
Distributable Earnings	(2,917,982)
Net Assets	$ 24,697,955
Net Asset Value and Redemption Price
Per Share ($24,697,955/2,161,799 shares outstanding), no par value, unlimited
shares authorized	$ 11.42

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2020 (Unaudited)

Investment Income:
Dividends	$ 167,180
Interest	40,059
Total Investment Income	207,239
Expenses:
Investment Advisor Fees (Note 3)	161,506
Transfer Agent & Fund Accounting Fees	20,669
Insurance Fees	8,260
Custodial Fees	5,530
Audit Fees	7,678
Registration Fees	2,631
Trustee Fees	4,987
Legal Fees	997
Miscellaneous Fees	2,392
Printing & Mailing Fees	848
Total Expenses	215,498
Advisory Fees Waived by Advisor	(55,284)
Net Expenses	160,214

Net Investment Income	47,025

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	768,056
Change in Unrealized Depreciation on Investments	(6,906,128)
Net Realized and Unrealized Loss on Investments	(6,138,072)

Net Decrease in Net Assets from Operations	$ (6,091,047)

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2020	12/31/2019
From Operations:
Net Investment Income	$ 47,025	$ 150,446
Net Realized Gain (Loss) on Investments	768,056	(829,835)
Capital Gain Distributions from Regulated Investment Companies	-	12,636
Net Change In Unrealized Appreciation (Depreciation)	(6,906,128)	4,081,643
Net Increase (Decrease) in Net Assets from Operations	(6,091,047)	3,414,890

From Distributions to Shareholders:
Distributions	-	(752,209)
Total Distributions to Shareholders	-	(752,209)

From Capital Share Transactions:
Proceeds From Sale of Shares	761,215	1,081,589
Shares issued in Reinvestment of Dividends	-	684,590
Cost of Shares Redeemed (a)	(858,444)	(9,576,364)
Net Decrease from Shareholder Activity	(97,229)	(7,810,185)

Net Decrease in Net Assets	(6,188,276)	(5,147,504)

Net Assets at Beginning of Year/Period	30,886,231	36,033,735
Net Assets at End of Year/Period	$ 24,697,955	$ 30,886,231

Share Transactions:
Issued	70,331	77,808
Reinvested	-	49,287
Redeemed	(73,325)	(689,536)
Net decrease in shares	(2,994)	(562,441)
Shares outstanding beginning of Year/Period	2,164,793	2,727,234
Shares outstanding end of Year/Period	2,161,799	2,164,793

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BERTOLET CAPITAL TRUST

(a) Net of Redemption Fees of $1,516 for the year ended December 31, 2019, and $0 for the six months ended June 30, 2020.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Selected data for a share outstanding throughout the year/period.

	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2020		12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Net Asset Value -
Beginning of Year/Period	$ 14.27		$ 13.21	$ 15.63	$16.12	$14.79	$17.22
Net Investment Income (Loss) *	0.02		0.06	0.05	(0.01)	(0.09)	- (a)
Net Gains or Losses on Securities
(realized and unrealized)	(2.87)		1.34	(1.88)	(0.01)	2.53	(1.04)
Total from Investment Operations	(2.85)		1.40	(1.83)	(0.02)	2.44	(1.04)

Distributions from Net Investment Income	-		- (a)	(0.06)	-	-	-
Distributions from Capital Gains	-		(0.34)	(0.53)	(0.47)	(1.11)	(1.39)
Total Distributions	-		(0.34)	(0.59)	(0.47)	(1.11)	(1.39)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Year/Period	$ 11.42		$ 14.27	$ 13.21	$15.63	$16.12	$14.79

Total Return	(19.97)%	***	10.66%	(11.75)%	(0.06)%	16.51%	(5.99)%

Ratios/Supplemental Data
Net Assets - End of Year/Period (Thousands)	$ 24,698		$ 30,886	$ 36,034	$ 60,571	$67,978	$ 58,974

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.67%	**	1.60%	1.50%	1.44%	1.45%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	(0.06)%	**	0.09%	0.15%	(0.07)%	(0.56)%	(0.02)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	**	1.24%	1.33%	1.44%	1.45%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	0.36%	**	0.45%	0.32%	(0.07)%	(0.56)%	(0.02)%

Portfolio Turnover Rate	23.89%	***	19.50%	31.51%	23.37%	43.04%	29.23%

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

* Per share net investment Income (loss) determined on average shares outstanding during year.

** Annualized.

*** Not Annualized.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

 1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2020:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 14,472,190	$ 963,022	-	$ 15,317,319
Closed-end & Exchange Traded Funds	1,087,372	-	-	1,087,372
Warrants	17,382	-	-	17,382
Money Market Funds	8,457,042	-	-	8,457,042

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BERTOLET CAPITAL TRUST

Investments at Market	$ 24,033,986	$ 963,022	-	$ 24,997,008

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2020. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2020, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2020 the Fund held approximately 33% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of June 30, 2020 the Fund had approximately 30% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.01% of the fund’s net assets which was approximately $60.8 billion dollars at June 30, 2020. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2019 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. There were no early redemption fees for the six months ended June 30, 2020. For the year ended December 31, 2019, $1,516 of early redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the six months ended June 30, 2020, Adviser earned $161,506 in fees which is paid yearly.  For the six months

PINNACLE VALUE FUND                                                                                                                                        13

BERTOLET CAPITAL TRUST

ended June 30, 2020, the Adviser waived $55,284 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2021.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $87,199 through Dec. 31, 2021, and $121,198 through Dec. 31, 2022.

4.)

PURCHASES AND SALES OF SECURITIES

For six months ended June 30, 2020, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $7,854,207 and $4,045,374, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2019.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

No distributions were paid during the six months ended June 30, 2020.

For the year ended December 31, 2019 the Fund paid a long-term capital gain distribution of $0.315 per share, a short-term capital gain distribution of $0.022, and an ordinary income distribution of $0.002 per share.

The tax nature of distributions paid during the six months ended June 30, 2020, and the year ended December 31, 2019 were as follows:

	2020	2019
Ordinary Income	$ -	$54,700
Long Term Capital Gain	$ -	$697,509
	$ -	$752,209

At December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 27,546,430

Gross tax unrealized appreciation	$ 5,194,659
Gross tax unrealized depreciation	(1,353,517)
Net tax unrealized appreciation	3,823,963
Undistributed ordinary income	150,441
Accumulated capital and other gains - net	(801,339)
Total Distributable Earnings	$ 3,173,065

At December 31, 2019, the Fund had non-expiring capital loss carryforwards as follows: $499,705 short-term and $157,508 long-term.  The Fund had post-October losses of $144,126.

6.) MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

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BERTOLET CAPITAL TRUST

7.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

8.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (65)	Trustee	Unlimited Since Inception	President, Secretary, Treasurer Pinnacle Value Fund	None

Independent Trustees
Edward P. Breau, CFA (87)	Trustee	Unlimited Since Inception	Private Investor	None

Richard M. Connelly (64)	Trustee	Unlimited Since Inception	Counsel, CCO JG Wentworth (finance)	None

James W. Denney (55)	Trustee	Unlimited Since Inception	President, Mohawk Asset Management	None

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

TAIT, WELLER & BAKER LLP, 50 S.16TH STREET - 2900, PHILADELPHIA PA 19102

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

 The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2020.

On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/

operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund’s 2019 performance was worse than the peer group and the R2000. For the most recent 10 year period, Fund performance was worse than the peer group average and worse than the R2000. The Board noted the Fund’s 10 yr. Sharpe ratio was better than the peer group average indicating a lower risk/volatility profile.  The Board concluded that the Fund’s long term risk/cash adjusted performance was acceptable given the high cash levels maintained.

Reasonableness of Fees. The Board compared the Fund’s expense ratio and advisory fee to a peer group. The Board noted the Fund’s expense ratio approximated the peer group average and that most peers had a much higher AUM. The board noted that Adviser continues to cap expenses at 1.24% of average net assets. The Board compared the advisory fee charged to Fund with advisory fees charged by peer group which it deemed reasonable given the many administrative, compliance and other services provided to the Fund. Based on these factors and the labor intensive nature of small/micro-cap research, the Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2019 financial statement and concluded that the Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

 16                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

 Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2020	June 30, 2020	January 1, 2020 to June 30, 2020

Actual	$1,000.00	$ 800.28	$5.55
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.22

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED JUNE 30, 2020

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	-14.92%	-6.65%	-3.75%	2.46%
Russell 2000 Index	-6.63%	2.01%	4.29%	10.49%

Chart assumes an initial investment of $10,000 made on 7/1/2010.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports           will be made available on the Fund’s website www.pinnaclevaluefund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

SEMI-ANNUAL REPORT

(UNAUDITED)

JUNE 30, 2020

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Previously filed.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 20, 2020